SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) August 26, 2002

                               SERVOTRONICS, INC.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

  Delaware                         I-7109                           16-0837866
------------------------   ------------------------------------   -------------
(State or Other Jurisdiction   (Commission File Number)           (IRS Employer
of Incorporation)                                            Identification No.)


                  1110 Maple Street, Elma, New York 14059-0300
           (Address of Principal Executive Offices including zip code)

                                  716-655-5990
               (Registrant's telephone number including area code)





                                Page 1 of 3 Pages

                                    FORM 8-K
                               SERVOTRONICS, INC.




ITEM 5.  Other Events.
         -------------

     The press release of Servotronics, Inc. ("Servotronics") dated August 27, 2002 and the Servotronics, Inc. Shareholder Rights Plan (including exhibits) are attached hereto as Exhibits and are incorporated herein by reference.



ITEM 7.  Financial Statements and Exhibits.
         ----------------------------------

         Exhibit 4 Servotronics, Inc. Shareholder Rights Plan dated as of August 26, 2002 (including exhibits).

         Exhibit 99        Press release of Servotronics, Inc. dated
                           August 27, 2002.









                                Page 2 of 3 Pages

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    August 27, 2002

                                  SERVOTRONICS, INC



                              By: /s/ Lee D. Burns, Treasurer & CFO
                                  ----------------------------------
                                      Lee D. Burns
                                      Treasurer & CFO












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